UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2010

CAMELOT ENTERTAINMENT GROUP INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-3078	52-2195605
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employee Identification No.)

8001 Irvine Center Drive Suite 400 Irvine CA	92618
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(949) 754 3030

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On April 29, 2010, the Company’s Board of Directors ratified a Promissory Note Term Loan Agreement (“Note”) and related documents (collectively the “Agreements”) between Camelot Film Group, Inc. (“CFG”), a wholly owned subsidiary of the Company, and Incentive Capital, LLC. (“IC)” whereby CFG will receive $650,000, the proceeds of which will be utilized in part for the purchase of the Liberation Entertainment, Inc. (“Liberation”) assets, including its 888 title film library. The Agreement was signed and effective on April 27, 2010 and $500,000 of the funds were transferred on April 29, 2010. The balance of funds, $150,000, will be transferred to CFG in three installments between May 15, 2010 and June 27, 2010.

Pursuant to the Agreements, the principal amount together with accrued interest is due on January 31, 2011. IC has advanced the initial principal amount of $500,000 to CFG. Within 14 days from the date that CFG makes at least one distribution payment to IC per the Agreements, IC will transfer $60,000 to CFG; $45,000 will be transferred to CFG on or before May 27, 2010; and $45,000 will be transferred to CFG on or before June 27, 2010. CFG will pay 1.50% interest per month on the principal amount of the note. CFG will pay IC a minimum of 6 months of interest with interest only payments commencing on May 27, 2010, and continuing on the 27th day of each consecutive month until the Note is paid in full.

As security for the Notes, CFG, Camelot Distribution Group, Camelot Entertainment Group, Inc. (“the “Company”) and Robert P. Atwell, the Company’s Chairman, President and CEO, all issued commercial guaranty agreements to IC guaranteeing the payment of the Note. In addition, the Company issued shares of its Class F Convertible Preferred Stock to IC to be held as additional security for the Notes until the Notes are paid in full.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Agreement, a copy of which is attached as Exhibit 10.5 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.11	Promissory Note Term Loan Agreement between Camelot Film Group, Inc. and Incentive Capital, LLC. April 27, 2010.

10.12	Camelot Distribution Group Commercial Guaranty Agreement between Camelot Distribution Group, Inc. and Incentive Capital, LLC. April 27, 2010.

10.13	Camelot Entertainment Group Commercial Guaranty Agreement between Camelot Entertainment Group, Inc. and Incentive Capital, LLC. April 27, 2010.

10.14	Robert P. Atwell Commercial Guaranty Agreement between Robert P. Atwell and Incentive Capital, LLC. April 27, 2010.

10.15	Camelot Distribution Group Security Agreement between Camelot Distribution Group, Inc. and Incentive Capital, LLC. April 27, 2010.

10.16	Camelot Film Group Security and Participation Agreement between Camelot Film Group, Inc. and Incentive Capital, LLC. April 27, 2010.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMELOT ENTERTAINMENT GROUP, INC.

Dated: May 3, 2010	By:	/s/ Robert P. Atwell
Robert P. Atwell
Chairman

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